UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) – November 30, 2005

Platinum Underwriters Holdings, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	001-31341 (Commission File Number)	98-0416483 (IRS Employer Identification No.)

The Belvedere Building 69 Pitts Bay Road Pembroke, Bermuda (Address of principal executive offices)	HM 08 (Zip Code)
(441) 295-7195
(Registrant’s telephone number, including area code)
N/A
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.03 MATERIAL MODIFICATION OF RIGHTS OF SECURITY HOLDERS
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Exhibit Index
EX-1.1: COMMON SHARES UNDERWRITING AGREEMENT
EX-1.2: COMMON SHARES JURISDICTION AGREEMENT
EX-1.3: PREFERRED SHARES UNDERWRITING AGREEMENT
EX-1.4: PREFERRED SHARES JURSDICTION AGREEMENT
EX-1.5: AMENDMENT NO. 1 TO TRANSFER RESTRICTIONS, REGISTRATION RIGHTS AND STANDSTILL AGREEMENT
EX-99.1: PRESS RELEASE

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On November 30, 2005, Platinum Underwriters Holdings, Ltd. (the “Company”) entered into an underwriting agreement (the “Common Shares Underwriting Agreement”) by and among the Company, RenaissanceRe Holdings Ltd. (“RenaissanceRe”) and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), as representative of the several underwriters named in Schedule I thereto (the “Common Shares Underwriters”), with regard to the issuance and sale by the Company of 4,408,263 common shares, par value $0.01 per share, of the Company (the “Common Shares”), (which includes the exercise in full of the over-allotment option of the Common Shares Underwriters) and the sale by RenaissanceRe of 3,960,000 Common Shares (the “RenRe Shares”), in accordance with the Common Shares Underwriting Agreement (the “Common Shares Offering”). Net proceeds to the Company from the Common Shares Offering are expected to be approximately $126,927,998 (which includes the exercise in full of the over-allotment option of the Common Shares Underwriters). The Company will not receive any proceeds from the sale of Common Shares by RenaissanceRe. The public offering price is $30.15 per Common Share. The Common Shares sold by the Company were issued and sold pursuant to an effective shelf registration statement on Form S-3 (File No. 333-129182) previously filed with the Securities Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), and declared effective on November 8, 2005, the base prospectus included therein and the prospectus supplement related to the Common Shares Offering dated November 30, 2005. The RenRe Common Shares were sold pursuant to an effective shelf registration statement on Form S-3 (File No. 333-113823) previously filed with the SEC under the Securities Act and declared effective on April 5, 2004, the base prospectus dated June 28, 2005 and the prospectus supplement relating to the Common Shares Offering dated November 30, 2005.
On November 30, 2005, the Company entered into a Jurisdiction Agreement (the “Common Shares Jurisdiction Agreement”) by and among the Company, RenaissanceRe and Merrill Lynch, as representative of the Common Shares Underwriters, pursuant to which the Company and RenaissanceRe agreed, among other things, that any proceeding brought by Common Shares Underwriters arising out of the Common Shares Underwriting Agreement may be instituted in any United States Federal or State Court in New York City.
On November 30, 2005, the Company entered into an underwriting agreement (the “Preferred Shares Underwriting Agreement”) by and between the Company and Merrill Lynch, as representative of the several underwriters named in Schedule I thereto (the “Preferred Shares Underwriters”), with regard to the issuance and sale by the Company of 5,750,000 6% Series A mandatory convertible preferred shares, par value $0.01 per share, liquidation preference of $30.15 per share, of the Company (the “Preferred Shares”), (which includes the exercise in full of the over-allotment option of the Preferred Shares Underwriters), in accordance with the Preferred Shares Underwriting Agreement (the “Preferred Shares Offering”). Net proceeds to the Company from the Preferred Shares

Offering are expected to be approximately $168,161,625 (which includes the exercise in full of the over-allotment option of the Preferred Shares Underwriters). The public offering price is $30.15 per Preferred Share. The Preferred Shares sold by the Company were issued and sold pursuant to an effective shelf registration statement on Form S-3 (File No. 333-129182) previously filed with the SEC under the Securities Act, and declared effective on November 8, 2005, the base prospectus included therein and the prospectus supplement related to the Preferred Shares Offering dated November 30, 2005.
On November 30, 2005, the Company entered into a Jurisdiction Agreement (the “Preferred Shares Jurisdiction Agreement”) by and between the Company and Merrill Lynch, as representative of the Preferred Shares Underwriters, pursuant to which the Company agreed, among other things, that any proceeding brought by Preferred Shares Underwriters arising out of the Preferred Shares Underwriting Agreement may be instituted in any United States Federal or State Court in New York City.
On December 5, 2005, the Company and RenaissanceRe entered into Amendment No. 1 (“Amendment No. 1”) to the Transfer Restrictions, Registration Rights and Standstill Agreement dated November 1, 2002 between the Company and RenaissanceRe, to provide for the continuation of RenaissanceRe’s rights to request the registration of Common Shares (the “Option Common Shares”) issuable upon the exercise of an option held by RenaissanceRe until RenaissanceRe no longer owns such option nor any Option Common Shares. Such registration rights would have otherwise terminated upon the sale by RenaissanceRe of all of the RenRe Shares pursuant to the Common Shares Underwriting Agreement.
The above descriptions of the Common Shares Underwriting Agreement, the Preferred Shares Underwriting Agreement, the Common Shares Jurisdiction Agreement, the Preferred Shares Jurisdiction Agreement and Amendment No. 1 do not purport to be complete statements of the parties’ rights and obligations under the agreements and the transactions contemplated by the agreements. The above descriptions are qualified in their entirety by reference to the agreements, copies of which are attached to this Current Report on Form 8-K as Exhibits 1.1, 1.2, 1.3, 1.4 and 1.5 respectively and are incorporated herein by reference.
ITEM 3.03 MATERIAL MODIFICATION OF RIGHTS OF SECURITY HOLDERS.
As described in more detail in the certificate of designations relating to the Preferred Shares dated December 1, 2005, which is incorporated by reference in this Current Report on Form 8-K as Exhibit 3.3 (the “Certificate of Designations”) and is incorporated herein by reference, if all accrued, cumulated and unpaid dividends on the Preferred Shares have not been paid in full, or shall not have been declared and a sum sufficient for the payment thereof set aside, the Company may not: (i) declare or pay any dividend or make any distribution of assets on any junior securities, other than dividends or distributions in the form of junior securities and cash solely in lieu of fractional shares in connection with any such dividend or distribution; (ii) redeem, purchase or otherwise acquire any junior securities or pay or make any monies available for a sinking fund for such junior securities, other than (A) upon conversion or exchange solely for other junior securities or (B) the purchase of fractional interests in shares of any junior securities for cash pursuant to the conversion or exchange provisions of such junior securities; or (iii) redeem, purchase or otherwise acquire any parity securities, except upon conversion into or exchange for other parity securities or junior securities and cash solely in lieu of fractional shares in connection with any such conversion or exchange; provided, however, that in the case of a redemption, purchase or other acquisition of parity securities upon conversion into or exchange for other parity securities (A) the aggregate amount of the liquidation preference of such other parity securities does not exceed the aggregate amount of the liquidation preference, plus accrued, cumulated and unpaid dividends, of the parity securities that are converted into or exchanged for such other parity securities, (B) the aggregate number of Common Shares issuable upon conversion, redemption or exchange of such other parity securities does not exceed the aggregate number of Common Shares issuable upon conversion, redemption or exchange of the parity securities that are converted into or exchanged for such other parity securities, and (C) such other parity securities contain terms and conditions (including, without limitation, with respect to the payment of dividends, dividend rates, liquidation preferences, voting and representation rights, payment restrictions, anti-dilution rights, change of control rights, covenants, remedies and conversion and redemption rights) that are not in the good faith judgment of the Board of Directors of the Company materially less favorable, taken as a whole, to the Company or the holders of the Preferred Shares than those contained in the parity securities that are converted into or exchanged for such other parity securities.
Additionally, from and after the date on which our Bye-laws are amended to delete Article 51(4) in its entirety, if and whenever dividends payable on our Preferred Shares or any class or series of parity securities issued by the Company, the terms of which provide that holders thereof are entitled to vote or consent with the holders of our Preferred Shares for the election of additional directors or on any other matter as to which the holders of our Preferred Shares are entitled to vote or consent (“Voting Parity Securities”) in an amount equal to six full quarterly dividends, whether or not consecutive, are not paid or otherwise declared and set aside for payment, the holders of our Preferred Shares and any class or series of Voting Parity Securities then outstanding, voting together as a single class, shall be entitled to elect two additional directors to the Board of Directors of the Company. If all accrued, cumulated and unpaid dividends in default on our Preferred Shares and any class or series of Voting Parity Securities then outstanding have been paid in full or otherwise declared and set aside for payment or such shares are no longer outstanding, the holders of our Preferred Shares and any class or series of Voting Parity Securities will no longer have the right to vote on directors and the term of office of each director so elected will terminate forthwith and the number of directors constituting our board will, without further action, be reduced accordingly.
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
On November 21, 2005, the Board of Directors of the Company, and on November 30, 2005, the Pricing Committee of the Board of Directors of the Company, approved the Certificate of Designations setting forth the specific rights, preferences, limitations, restrictions and other terms and conditions of the Preferred Shares. The Certificate of Designations is incorporated by reference in this Current Report on Form 8-K as Exhibit 3.3 and is incorporated herein by reference.
ITEM 8.01 OTHER EVENTS.
(i) The information included pursuant to Item 1.01 is incorporated herein by reference.

(ii) The press release of the Company entitled “Platinum Underwriters Holdings, Ltd. Announces Pricing of Tender Offer For Outstanding 6.371% Senior Guaranteed Notes Due 2007 and Series B 6.371% Senior Guaranteed Notes Due 2007” is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This report should not be deemed an admission as to the materiality of any information contained in the press release.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
Exhibit 1.1 Common Shares Underwriting Agreement, dated November 30, 2005, by and among the Company, RenaissanceRe and Merrill Lynch.
Exhibit 1.2 Common Shares Jurisdiction Agreement, dated November 30, 2005, by and among the Company, RenaissanceRe and Merrill Lynch.
Exhibit 1.3 Preferred Shares Underwriting Agreement, dated November 30, 2005, by and among the Company and Merrill Lynch.
Exhibit 1.4 Preferred Shares Jurisdiction Agreement, dated November 30, 2005 by and among the Company and Merrill Lynch.
Exhibit 1.5 Amendment No. 1 dated December 5, 2005 to the Transfer Restrictions, Registration Rights and Standstill Agreement dated November 1, 2002 between the Company and RenaissanceRe.
Exhibit 3.3 Certificate of Designations of 6% Series A Mandatory Convertible Preferred Shares of Platinum Underwriters Holdings, Ltd., dated December 1, 2005 (incorporated herein by reference to Exhibit 3.3 of Amendment No. 1 to our Registration

Statement on Form 8-A (File No. 001-31341) dated December 5, 2005).
Exhibit 4.1 Form of share certificate evidencing the Series A Mandatory Convertible Preferred Shares of Platinum Underwriters Holdings, Ltd. (included in Exhibit 3.3 to this Current Report on Form 8-K as Exhibit A to the Certificate of Designations).
Exhibit 99.1 Press release dated December 2, 2005 entitled “Platinum Underwriters Holdings, Ltd. Announces Pricing of Tender Offer For Outstanding 6.371% Senior Guaranteed Notes Due 2007 and Series B 6.371% Senior Guaranteed Notes Due 2007.” This report should not be deemed an admission as to the materiality of any information contained in the press release.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Platinum Underwriters Holdings, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
By:	/s/ Michael E. Lombardozzi
Michael E. Lombardozzi
Executive Vice President, General Counsel and Chief Administrative Officer

Date: December 6, 2005

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Exhibit Index

Exhibit
Number	Description
Exhibit 1.1	Common Shares Underwriting Agreement, dated November 30, 2005, by and among the Company, RenaissanceRe and Merrill Lynch.

Exhibit 1.2	Common Shares Jurisdiction Agreement, dated November 30, 2005, by and among the Company, RenaissanceRe and Merrill Lynch.

Exhibit 1.3	Preferred Shares Underwriting Agreement, dated November 30, 2005, by and among the Company and Merrill Lynch.

Exhibit 1.4	Preferred Shares Jurisdiction Agreement, dated November 30, 2005 by and among the Company and Merrill Lynch.

Exhibit 1.5	Amendment No. 1 dated December 5, 2005 to the Transfer Restrictions, Registration Rights and Standstill Agreement dated November 1, 2002 between the Company and RenaissanceRe.

Exhibit 3.3	Certificate of Designations of 6% Series A Mandatory Convertible Preferred Shares of Platinum Underwriters Holdings, Ltd., dated December 1, 2005 (incorporated herein by reference to Exhibit 3.3 of Amendment No. 1 to our Registration Statement on Form 8-A (File No. 001-31341) dated December 5, 2005).

Exhibit 4.1	Form of share certificate evidencing the Series A Mandatory Convertible Preferred Shares of Platinum Underwriters Holdings, Ltd. (included in Exhibit 3.3 to this Current Report on Form 8-K as Exhibit A to the Certificate of Designations).

Exhibit 99.1	Press release dated December 2, 2005 entitled “Platinum Underwriters Holdings, Ltd. Announces Pricing of Tender Offer For Outstanding 6.371% Senior Guaranteed Notes Due 2007 and Series B 6.371% Senior Guaranteed Notes Due 2007.” This report should not be deemed an admission as to the materiality of any information contained in the press release.